UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


 Date of Report                                             OCTOBER 22, 2004
 (Date of earliest event reported)                          OCTOBER 22, 2004

                          BLACKHAWK BANCORP, INC.
           (Exact name of Registrant as specified in its charter)

                                 WISCONSIN
               (State or other jurisdiction of incorporation)

      0-18599                                   39-1659424
 (Commission File Number)           (I.R.S. Employer Identification Number)

 400 BROAD STREET, BELOIT, WISCONSIN                                   53511
(Address of principal executive offices)                            (Zip Code)

                               (608) 364-8911
            (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

    [  ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

    [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

   On October 22, 2004, Blackhawk Bancorp, Inc. ("Blackhawk") issued a press release announcing that Blackhawk's board of directors has approved a reverse 1-for-1,000 split of Blackhawk's common stock to be followed immediately by a forward 1,000-for-1 split (the "Split Transaction"). If Blackhawk's shareholders approve the proposed amendments to Blackhawk's articles of incorporation and the Split Transaction is implemented, Blackhawk anticipates having fewer than 300 shareholders of record, which would enable Blackhawk to voluntarily terminate the registration of its common stock under the Securities
Exchange Act of 1934.   A copy of the press release issued by Blackhawk is
attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits.
           --------

           99.1   Press release, dated October 22, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BLACKHAWK BANCORP, INC.

Dated:  October 22, 2004      By: /s/ Todd J. James
                                  --------------------------------
                                  Todd J. James
                                  Executive Vice President and CFO
                                  (Duly authorized officer of the registrant and principal financial officer)